SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant To Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 9, 2003

                                  E-Z-EM, Inc.
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

        1-11479                                            11-1999504
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(Commission File Number)                       (IRS Employer Identification No.)

1111 Marcus Avenue, Lake Success, New York                              11042
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  (Address of Principal Executive Offices)                            (Zip Code)

                                 (516) 333-8230
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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          (Former name or former address, if changed since last report)

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

      (c) Exhibits

      Exhibit 99.1 Earnings release dated October 9, 2003 for the quarter ended August 30, 2003.

Item 12. Results of Operations and Financial Condition

      On October 9, 2003, E-Z-EM, Inc. announced its results of operations for the quarter ended August 30, 2003. A copy of the related press release is being filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       E-Z-EM, Inc.
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                                       (Registrant)


Dated: October 9, 2003                 By: /s/ Anthony A. Lombardo
      ----------------                     -------------------------------------
                                           Anthony A. Lombardo
                                           President and Chief Executive Officer


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                                  EXHIBIT INDEX

Number            Description

Exhibit 99.1 Earnings release dated October 9, 2003 for the quarter ended August 30, 2003.


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